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                                                                    EXHIBIT 10.9


                    SECOND AFFIRMATION AND ACKNOWLEDGMENT OF
                  AMENDED AND RESTATED HAZARDOUS WASTE AND PMPA
                            INDEMNIFICATION AGREEMENT

      This SECOND AFFIRMATION AND ACKNOWLEDGMENT OF AMENDED AND RESTATED HAZARDOUS WASTE AND PMPA INDEMNIFICATION AGREEMENT (this "Second Affirmation") is made as of this 30th day of January, 1998 by Getty Properties Corp., a Delaware corporation ("Properties"), successor by merger and name change to Getty Realty Corp. ("Realty"), which was successor by merger and name change to Getty Petroleum Corp. ("Getty").

                                   WITNESSETH:

      WHEREAS, Getty duly authorized, executed and delivered that certain Amended and Restated Hazardous Waste and PMPA Indemnification Agreement dated as of October 31, 1995 by and among Getty, Fleet Bank of Massachusetts, N.A., predecessor in interest to Fleet National Bank (the "Bank"), and Power Test Realty Company Limited Partnership (the "Borrower") (the "Indemnification Agreement");

      WHEREAS, a subsidiary of Realty merged with and into Getty and Getty changed its name to "Getty Realty Corp." effective as of March 31, 1997;

      WHEREAS, Realty affirmed its obligations under the Indemnification Agreement pursuant to an Affirmation and Acknowledgment of Amended and Restated Hazardous Waste and PMPA Indemnification Agreement dated as of April 18, 1997 (the "Affirmation");

      WHEREAS, Getty Merger Sub, Inc. merged with and into Realty and Realty changed its name to "Getty Properties Corp." effective as of January 30, 1998;

      WHEREAS, the execution and delivery of this Second Affirmation is a condition precedent to the Bank's and the Borrower's agreement to enter into that certain Second Amendment to Amended and Restated Loan Agreement of even date herewith (the "Second Amendment");
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                                       -2-


      NOW, THEREFORE, for good and valuable consideration paid and in consideration of the promises herein, the receipt and sufficiency of which are hereby acknowledged, Properties agrees as follows:

      1. All references in the Indemnification Agreement, as amended by the Affirmation, to "Realty" shall be changed to be references to "Properties".

      2. Properties hereby affirms and acknowledges (i) the continued validity of the Indemnification Agreement, as amended by the Affirmation and (ii) that the Indemnification Agreement, as amended by the Affirmation, except as expressly amended hereby, remains in full force and effect. Properties agrees that the obligations of Properties to the Bank under the Indemnification Agreement, as amended by the Affirmation, and the terms and provisions of the Indemnification Agreement, as amended by the Affirmation and hereby, are hereby ratified, affirmed and incorporated herein by reference, with the same force and effect as if set forth herein in their entirety. Properties consents to the amendments set forth in the Second Amendment.

      3. This Second Affirmation shall be construed according to and governed by the laws of the Commonwealth of Massachusetts.
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       IN WITNESS WHEREOF, Properties has caused this Second Affirmation to be made by its duly authorized officer as a sealed instrument as of the date first set forth above.


                                       GETTY PROPERTIES CORP.

                                       By:   /s/ John J. Fitteron
                                          --------------------------------
                                          Name:  John J. Fitteron
                                          Title: Senior Vice President,
                                                 Treasurer and Chief
                                                 Financial Officer

Agreed and Accepted:

FLEET NATIONAL BANK


By:
   ------------------------------
   Name:  Michael A. Palmer
   Title: Vice President
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       IN WITNESS WHEREOF, Properties has caused this Second Affirmation to be made by its duly authorized officer as a sealed instrument as of the date first set forth above.


                                       GETTY PROPERTIES CORP.

                                       By:
                                          --------------------------------
                                          Name:  John J. Fitteron
                                          Title: Senior Vice President,
                                                 Treasurer and Chief
                                                 Financial Officer

Agreed and Accepted:

FLEET NATIONAL BANK


By: /s/ Michael A. Palmer
   ------------------------------
   Name:  Michael A. Palmer
   Title: Vice President